UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2014

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of Charles & Colvard, Ltd. (the “Company”) approved (i) the Charles & Colvard, Ltd. Short-Term Incentive Plan (the “STI Plan”) and the Charles & Colvard, Ltd. Long-Term Incentive Program (the “LTI Program”) with effect as of January 1, 2014 and (ii) new forms of restricted stock award and nonqualified stock option agreements to be used by the Company for grants of restricted stock and stock options, respectively, to participants under the LTI Program. The STI Plan and LTI Program supersede and replace all prior annual bonus and long-term incentive plans or programs, including the Charles & Colvard, Ltd. Corporate Incentive Plan.

The STI Plan provides a short-term incentive opportunity payable as a cash award to the Company’s eligible employees. Executive officers are eligible for awards under the STI Plan based on threshold, target, and maximum performance levels set by the Committee, and the actual award amounts, if any, will therefore vary depending on the Company’s achievement of certain performance goals. Awards are determined based on the achievement of different target levels of EBITDA, revenues and personal objectives as set forth by the Committee. The Committee assigns the following weight to each factor for the Company’s executive officers: Chief Executive Officer and Chief Financial Officer performance achievement is based 70% on EBITDA, 20% on revenues, and 10% on personal objectives; Chief Operating Officer performance achievement is based 50% on EBITDA, 40% on revenues, and 10% on personal objectives; and President level and below performance achievement is weighted according to recommendations from management. The target award opportunity under the STI Plan for the Company’s executive officers will be calculated based on a percentage of each executive officer’s total base salary, with the Chief Executive Officer’s target bonus equal to 50% of his base salary, the Chief Financial Officer’s and the Chief Operating Officer’s target bonus equal to 45% of his base salary and the target bonus of officers at the President level and below equal to 40% of such officer’s base salary.

There will be no payout under the STI Plan for any performance cycle unless EBITDA is at least equal to a threshold level established by the Committee for this purpose. Any of the performance levels on the performance measures or the threshold EBITDA target can be adjusted for one-time events, including accounting charges not forecasted, as approved by the Committee. Under the STI Plan, each performance measure operates independently of the other measure. That is, an award may be paid when the threshold performance level is achieved for a single measure, without regard to results for any other measure. Actual award payouts for the Company’s executive officers can vary from 80% of target awards to 150% of target awards for achieving the maximum performance level. For performance below the threshold performance level of 80%, the payout percentage is 0%. The final determination of achievement with respect to the applicable targets and whether to pay in excess of, or below, the performance level achieved, will be made by the Committee in its sole discretion.

The LTI Program provides a long-term incentive opportunity through annual equity grants with three-year vesting periods to the Company’s executive officers. The target equity compensation under the LTI Program for executive officers will be calculated based on a percentage of each executive officer’s total base salary, with the Chief Executive Officer’s target grant equal to 80% of his base salary and the Chief Financial Officer’s, Chief Operating Officer’s and Presidents’ target grants equal to 60% of their base salary. The grants will be 70% in the form of stock options with performance- and time-based elements and 30% in the form of time-based restricted stock grants.

Stock options and restricted stock granted under the LTI Program will vest in three equal annual installments, beginning on the one-year anniversary of the grant date. In addition, the vesting of the stock options will be subject to the achievement of a budgeted level of EBITDA for the year in which they are granted. For eligible employees below the President level, equity grants will only be in the form of stock options that vest in three equal annual installments, beginning on the one-year anniversary of the grant date. Management will recommend the size of the stock option pool for grant to eligible employees below the President level, as well as the individual grants.

The new form of restricted stock award agreement outlines terms relating to grants of restricted stock awards, including but not limited to (i) the terms of vesting and earning of the restricted stock award, generally subject to the participant’s continued service to the Company; (ii) acceleration provisions upon a change of control (as defined in the Charles & Colvard, Ltd. 2008 Stock Incentive Plan (the “2008 Plan”)), subject to certain exceptions, and (iii) forfeiture provisions upon the termination of service of the participant for any reason or upon the participant engaging in a prohibited activity (as defined in the agreement).

The new form of nonqualified stock option award agreement outline terms relating to grants of stock options to participants, including but not limited to (i) the number of shares of common stock subject to the option and the purchase price for the option; (ii) the terms of vesting and exercisability of the option, generally subject to the participant’s continued employment with or service to the Company; (iii) acceleration provisions upon a change of control (as defined in the 2008 Plan), subject to certain exceptions; and (iv) forfeiture provisions upon the termination of employment or service of the participant or upon the participant engaging in a prohibited activity (as defined in the agreement).

The foregoing descriptions of the STI Plan, LTI Program, form of restricted stock award agreement and form of nonqualified stock option award agreement do not purport to be complete and are qualified in their entirety by reference to the STI Plan, LTI Program, form of restricted stock award agreement and form of nonqualified stock option award agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

10.1	Charles & Colvard, Ltd. Short-Term Incentive Plan, effective January 1, 2014

10.2	Charles & Colvard, Ltd. Long-Term Incentive Program, effective January 1, 2014

10.3	Form of Restricted Stock Award Agreement pursuant to the Charles & Colvard, Ltd. Long-Term Incentive Program

10.4	Form of Employee Nonqualified Stock Option Agreement pursuant to the Charles & Colvard, Ltd. Long-Term Incentive Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

April 21, 2014	By:	/s/ Kyle Macemore
Kyle Macemore
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

10.1	Charles & Colvard, Ltd. Short-Term Incentive Plan, effective January 1, 2014

10.2	Charles & Colvard, Ltd. Long-Term Incentive Program, effective January 1, 2014

10.3	Form of Restricted Stock Award Agreement pursuant to the Charles & Colvard, Ltd. Long-Term Incentive Program

10.4	Form of Employee Nonqualified Stock Option Agreement pursuant to the Charles & Colvard, Ltd. Long-Term Incentive Program